                                                                    EXHIBIT 99.1

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                          Combined Financial Statements

                             June 30, 2001 and 2000

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
General Mills, Inc.:

We have audited the accompanying Combined Statements of Direct Assets of the Pillsbury Retail and Foodservice Businesses and Other Businesses of General Mills, Inc. as of June 30, 2001 and 2000 and the related Combined Statements of Direct Earnings Before Interest and Taxes of the Pillsbury Retail and Foodservice Businesses and Other Businesses of General Mills, Inc. for each of the years in the three-year period ended June 30, 2001. These financial statements are the responsibility of the management of General Mills, Inc. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the direct assets of the Pillsbury Retail and Foodservice Businesses and Other Businesses of General Mills, Inc. as of June 30, 2001 and 2000, and the related direct earnings before interest and taxes of the Pillsbury Retail and Foodservice Businesses and Other Businesses of General Mills, Inc. for each of the years in the three-year period ended June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP


December 14, 2001

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                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                      Combined Statements of Direct Assets

                                 (In thousands)



                                              Sept. 30,     June 30,     June 30,
                                                2001         2001         2000
                                             -----------    --------     --------
                                             (unaudited)
Assets:
  Inventories                                  $74,799       60,138       58,376
  Prepaid expenses                               2,191        1,698        2,234
                                               -------      -------      -------

        Total current assets                    76,990       61,836       60,610

  Repair parts inventory                           482          495          489
  Machinery and equipment, net                  22,465       23,515       26,082
                                               -------      -------      -------

        Total assets                            99,937       85,846       87,181
                                               -------      -------      -------

Liabilities:

  Accrued consumer promotions                    5,539        4,799        5,850
                                               -------      -------      -------

        Total liabilities                        5,539        4,799        5,850
                                               -------      -------      -------

        Net direct assets                      $94,398       81,047       81,331
                                               =======      =======      =======

See accompanying notes to combined financial statements.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

        Combined Statements of Direct Earnings Before Interest and Taxes

                                 (In thousands)



                                  Three Months Ended              Year Ended
                                 -------------------    -----------------------------
                                 Sept. 30,  Sept. 30,   June 30,   June 30,   June 30,
                                   2001       2000        2001       2000       1999
                                 --------   --------    -------   --------   --------
                                     (unaudited)
Direct revenues, net             $135,213    155,041    616,415    625,163    601,875

Cost of goods sold                 74,285     84,592    334,979    346,746    333,716
                                 --------   --------   --------   --------   --------

        Gross margin               60,928     70,449    281,436    278,417    268,159

Advertising and sales
   promotions                      33,140     34,860    150,233    148,798    133,823
Brokerage                           1,762      1,929      8,089      4,384      3,664
Direct selling,
   administrative, and other        6,747      6,837     29,049     33,849     39,631
                                 --------   --------   --------   --------   --------

        Direct earnings before
          interest and taxes     $ 19,279     26,823     94,065     91,386     91,041
                                 ========   ========   ========   ========   ========

See accompanying notes to combined financial statements.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

(1) DESCRIPTION OF BUSINESS

         International Multifoods Corporation (the "Buyer") has entered into an Amended Asset Purchase and Sale Agreement (the "Agreement"), dated October 24, 2001, with General Mills, Inc. ("General Mills") and The Pillsbury Company ("Pillsbury"). The Agreement provides, among other things, for the purchase of certain assets and assumption of certain liabilities of Pillsbury and General Mills (together, the "Company"), pertaining to the Retail and Foodservice businesses of Pillsbury (the "Pillsbury Businesses") and certain flour and meals businesses of General Mills (the "Other Businesses") (collectively the "Combined Businesses"). The Retail business included in the combined statements of direct earnings before interest and taxes consists of Pillsbury Desserts & Baking Mixes, Martha White Desserts and Baking Mixes, and Hungry Jack Potatoes and Dry Breakfast products including certain international export sales in Puerto Rico, U.S. Virgin Islands, and Mexico. Product offerings include several hundred SKUs across a broad spectrum of dessert, muffin, quick bread, biscuit, and pancake mixes that are formulated and packaged specifically for use in retail operations. The Foodservice business included in the combined statements of direct earnings before interest and taxes consists of non-custom foodservice dry mix products in boxes of seven pounds and less and non-custom frosting products in packages of eleven pounds and less. Product offerings include approximately 100 SKUs across a broad spectrum of dessert, muffin, roll, biscuit, and griddle mixes that are formulated and packaged specifically for use in foodservice operations. The Other Businesses included in the combined statements of direct earnings before interest and taxes consist of the Robin Hood, Red Band, LaPina and Softasilk flour brands, the Pet Milk Brand, and Farmhouse Food brand products. Product offerings include approximately 65 SKUs across a broad spectrum of flour and meals products that are formulated and packaged specifically for use in retail operations. The accompanying combined statements present the direct assets as of June 30, 2001 and 2000 of the Pillsbury Businesses and Other Businesses and direct revenue, costs of goods sold, advertising and sales promotion expenses, brokerage expenses, and direct selling, administrative, and other expenses for the years ended June 30, 2001, 2000, and 1999 for the Pillsbury Businesses and Other Businesses. The production of the Retail and Foodservice businesses is primarily performed at plants in Murfreesboro, Tennessee and Martel, Ohio, respectively. However, there are other Pillsbury manufacturing and distribution operations at these plants. At these shared sites, only the dedicated assets that are directly used in the businesses being sold are included in the combined statements of direct assets. Only certain of these direct assets will be sold under the Agreement. The revenues of the Pillsbury Businesses are primarily generated by sales within the United States.

         The production of the Other businesses is primarily performed at plants in Lodi and Vallejo, California and various co-pack facilities in the United States. However, there are other General Mills manufacturing and distribution operations at these California plants. At these shared sites, only the dedicated assets that are directly used in the businesses being sold are included in the combined statements of direct assets. Only certain of these direct assets will be sold under the Agreement. The revenues of the Other Businesses are primarily generated by sales within the United States

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

   (a)   BASIS OF PRESENTATION - PRINCIPLES OF COMBINATION

         The accompanying statements have been prepared on the accrual basis of accounting. The accompanying statements may not necessarily reflect the results of operations of the Combined Businesses in the future.

         The Company does not account for the Combined Businesses as a separate entity. Accordingly, the information included in the accompanying financial statements has been obtained from the consolidated financial records of Pillsbury and General Mills, respectively. The statements of direct earnings before interest and taxes include allocations as discussed below. The Company's management believes that the allocations are reasonable; however, these allocated expenses are not necessarily indicative of costs that would have been incurred by the Combined Businesses on a stand-alone basis because certain other selling, administrative, and other expenses are provided to the Combined Businesses that are not included in the accompanying statements as discussed below. Interest and tax expense have not been included in the statements of direct earnings before interest and taxes, as these expenses are not specifically identifiable to the Combined Businesses.

         The statements of direct earnings before interest and taxes include allocations of certain plant costs, as discussed below. The Company's management believes these allocations are reasonable; however, these allocated costs may not be indicative of costs that would have been incurred by the Combined Businesses on a stand-alone basis because these allocated costs are based on the structure of certain plant operations and related activities, as managed and operated by the Company.

         The statements of direct earnings before interest and taxes includes depreciation expense related to the Company facilities that produced the products.

         The statements of direct earnings before interest and taxes for the years ended June 30, 2000 and 1999 have been adjusted to include certain allocations to conform with the presentation for the year ended June 30, 2001.

         The Other Businesses of General Mills are included in the statements of direct earnings before interest and taxes and the statements of net direct assets on a one-month lag.

   (b)   INVENTORIES

         Raw materials and supplies consist of all ingredients and packaging of the Combined Businesses at the Company's Martel, Ohio, Murfreesboro, Tennessee and Lodi and Vallejo, California production facilities and ingredients and packaging at co-pack facilities. Finished product inventories represent all finished products of the Combined Businesses maintained at the Company's various production facilities and third-party distribution centers.

         Inventories are stated at the lower of cost or market. Cost is determined primarily using the last-in, first-out (LIFO) method.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

   (c)   PREPAID EXPENSES

         Prepaid expenses primarily represent payments made through June 30 of each respective year relating to advertising and promotion programs which will be executed subsequent to June 30 of each respective year.

   (d)   REPAIR PARTS INVENTORY

         Repair parts inventory represents spare parts for capitalized equipment, primarily tooling lines. Storeroom parts inventory is valued on an average cost basis and the parts are expensed as they are used. As equipment is removed or replaced, the associated parts are reviewed for obsolescence and written off as necessary.

   (e)   MACHINERY AND EQUIPMENT

         Machinery and equipment represents certain fixed assets located at the Company's Martel, Ohio, Murfreesboro, Tennessee and Lodi and Vallejo, California production facilities that are directly used in the businesses.

         Machinery and equipment is stated at historical cost, net of accumulated depreciation directly related to the fixed assets. Alterations and major overhauls which extend the lives or increase the capacity of the assets are capitalized. Maintenance repairs and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives, primarily within the range from 3 to 20 years for machinery and equipment.

   (f)   ACCRUED CONSUMER PROMOTIONS

         Accrued consumer promotions consist primarily of coupon liabilities for the Retail business. An accrual is established at the time the promotion is made available to the consumer. Coupon liabilities represent the full amount of the liability at each respective year-end. The Buyer will assume any liabilities for manufacturer's coupons issued prior to, or on, the closing date of the Agreement and relating to the Pillsbury Businesses, which coupons are received by the clearinghouse for reimbursement beginning sixty days after the closing date of the Agreement.

   (g)   REVENUE RECOGNITION

         Revenue from the sale of products is recognized at the time the products are shipped. Direct revenue includes gross sales less cash discounts which generally are 2% of gross sales, special pricing agreement discounts, and adjustments for sales returns and unsaleables for the Pillsbury Businesses products.

   (h)   COST OF GOODS SOLD

         Cost of goods sold includes costs of materials, labor, overhead, and distribution. Overhead allocations are based on estimated time spent by employees, relative use of facilities, and other related costs.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

         Certain other corporate overhead functions are provided to the Combined Businesses by the Company and are not directly attributable or specifically identifiable to the Combined Businesses and, therefore, have been excluded from product costs in the accompanying statements. These expenses primarily include the Company's corporate related expenses, such as engineering and safety, and corporate production expenses.

   (i)   ADVERTISING AND SALES PROMOTIONS (A&SP)

         Retail A&SP spending represents advertising, consumer promotions, variable trade, and fixed trade costs. The A&SP applicable to the above-referenced SKUs which is included in the statements is specific to the SKUs and does not include general Pillsbury costs such as cross-business promotions and shared allocations.

         Foodservice A&SP spending represents promotional, advertising, and other marketing expenses classified as trade and non-trade spending. Costs specifically identified at the SKU level were included, while remaining costs were allocated. The trade spending applicable to the above-referenced SKUs was determined using an allocation method that was based upon the ratio of total gross sales of all of the SKUs in the Foodservice Business. Non-trade spending was allocated to the Foodservice Business based on identified costs.

         Other Businesses A&SP spending represents promotional, advertising, and other marketing expenses classified primarily as trade spending. Costs specifically identified at the SKU level were included, while remaining costs were allocated. The trade spending applicable to the above-referenced SKUs was primarily determined using an allocation method that was based upon the ratio of total gross sales of all of the SKUs in the respective Other Businesses.

   (j)   BROKERAGE

         Brokerage spending is a direct cost identified at the SKU level.

   (k)   DIRECT SELLING, ADMINISTRATIVE, AND OTHER

         Retail costs include direct expenses for selling, administrative, and research and development that are specifically identifiable to the Retail business. There are other allocations for administration allocated to the Retail business based on net sales for the Retail business compared to total sales for the Pillsbury North America division. These allocated expenses represent charges that are attributable to the Retail business and include Pillsbury North America division's related expenses for human resources, finance, and operations. Other administrative expenses, which are managed at a Pillsbury corporate level, are not directly attributable to the Retail business and, therefore, have been excluded from the accompanying combined statements. Such expenses include central management systems, corporate strategy and finance, facilities rent and security, and government and corporate affairs.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

         Foodservice costs include direct expenses for selling, administrative, and research and development that are specifically identifiable to Foodservice products. There are other allocations for administration allocated to Foodservice products based on sales of the Foodservice products business compared to total sales for the Pillsbury Bakeries and Foodservice division. These allocated expenses represent charges that are attributable to Foodservice products and include Pillsbury Bakeries and Foodservice division's related expenses for human resources, finance, and operations. Other administrative expenses, which are managed at a Pillsbury corporate level, are not directly attributable to Foodservice products and, therefore, have been excluded in the accompanying statements. Such expenses include central management systems, corporate strategy and finance, facilities rent and security, and government and corporate affairs.

         Other Businesses costs include direct expenses for selling, administrative, and research and development that are specifically identifiable to their respective products. There are other allocations for administration allocated to Other Businesses products based on sales for the respective products compared to total sales for the respective divisions. These allocated expenses represent charges that are attributable to the respective Other Businesses products and include each division's related expenses for human resources, finance, marketing, operations and corporate management functions.

   (l)   ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

         Effective July 1, 2000, the Pillsbury Businesses adopted SFAS 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded on the balance sheet at fair value. At adoption, the Pillsbury Businesses considered all derivatives to be cash flow hedges. The effects of the adoption of SFAS 133 resulted in a charge to other comprehensive income (OCI) of $440 thousand. This amount was recorded as a charge to earnings during the year ended June 30, 2001. The Other Businesses do not directly utilize any derivatives for hedging activities.

   (m)   USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Also, as discussed in note 2(a), these financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the Combined Businesses had been operated as a separate entity, or of the future results of the Combined Businesses.

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

(3) INVENTORIES

    The components of inventories are as follows (in thousands):

                                             2001        2000
                                          ----------  ----------
           Raw materials                  $   6,907       6,809
           Finished goods                    53,231      51,567
                                          ----------  ----------
                                          $  60,138      58,376
                                          ==========  ==========

    The carrying value of inventories approximates current cost. Raw materials, which have been allocated based on usage during the preceding year, for Pillsbury Businesses are $5.1 million and $3.6 million at June 30, 2001 and 2000, respectively.

(4) DERIVATIVES

    The Pillsbury Businesses are exposed to risk from fluctuating prices for grain products used in the manufacturing process. The Pillsbury Businesses hedge a portion of this risk through the use of commodity futures and options contracts. These derivatives are recorded as assets and liabilities with changes in values recorded in earnings currently.

    At June 30, 2001, the Pillsbury Businesses had a series of futures and option contracts outstanding through October 2001 with contract values of $10.5 million. The unrealized net losses on these derivative contracts recorded in cost of goods sold at June 30, 2001 was $711 thousand.

(5) MACHINERY AND EQUIPMENT

    The components of machinery and equipment are as follows (in thousands):

                                                            2001       2000
                                                          --------   --------
           Machinery and equipment                        $ 59,066     59,157
           Construction in process                           1,280        711
                                                          --------   --------
                                                            60,346     59,868

           Less accumulated depreciation                   (36,831)   (33,786)
                                                          --------   --------
                                                          $ 23,515     26,082
                                                          ========   ========

                   PILLSBURY RETAIL AND FOODSERVICE BUSINESSES
                   AND OTHER BUSINESSES OF GENERAL MILLS, INC.

                     Notes to Combined Financial Statements

                             June 30, 2001 and 2000

(6) COMMITMENTS AND CONTINGENCIES

   (a)   LEGAL PROCEEDINGS

         From time to time, the Combined Businesses may be subjected to certain lawsuits and claims, and other actions arising in the normal course of business. Such lawsuits and claims to the extent they relate to activities of the Company through the closing date, as defined in the Agreement, are the responsibility of the Company.

   (b)   COMMITMENTS

         Certain products of the Retail business are manufactured by third parties, and International Multifoods Corporation will assume Pillsbury's co-packing agreements with these third parties.

         Under the terms of the Agreement, approximately one year from the date of the closing of the Agreement, the Company will sell to International Multifoods Corporation its plant in Toledo, Ohio for $11.5 million. In order to comply with the Agreement and close the sale of the plant, the Company is committed to installing new production assets over the next 12 months at an estimated cost of approximately $70 million.